UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2006
Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12959 Coral Tree Place, Los Angeles, CA	90066-7020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2006, Stamps.com Inc. issued a press release setting forth its financial results for its first quarter ended March 31, 2006. A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information in the press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01. Other Events

On April 19, 2006, Stamps.com and the plaintiffs settled the VCode Holdings, Inc. and VData LLC lawsuit initiated against Stamps.com on December 30, 2004. Under the terms of the settlement, Stamps.com will pay the plaintiffs an immaterial amount of cash for a license to the patents involved in the lawsuit.

For further information about the lawsuit, please refer to Stamps.com’s annual report on Form 10-K for the year ended December 31, 2005. That description is incorporated in this document by reference, subject to the additional information provided above.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished herewith:

99.1 Press Release of Stamps.com Inc. dated April 25, 2006 announcing Stamps.com Inc.'s financial results for its first quarter ended March 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

April 25, 2006	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Office

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Stamps.com Inc. dated April 25, 2006 announcing Stamps.com Inc.'s financial results for its first quarter ended March 31, 2006.